Ex. 99.28(d)(1)(xviii)

Amendment to

Amended and Restated Investment Advisory

and Management Agreement

Between JNL Series Trust and

Jackson National Asset Management, LLC

This Amendment is made by and between JNL Series Trust, a Massachusetts business trust (the “Trust”) and Jackson National Asset Management, LLC, a Michigan limited liability company (the “Adviser”).

Whereas, the Trust and the Adviser (the “Parties”) entered into an Amended and Restated Investment Advisory and Management Agreement, effective as of the 1st day of July, 2013, as amended (the “Agreement”), whereby the Adviser agreed to provide certain investment advisory services to several separate series of shares (each a “Fund”) of the Trust, as listed on Schedule A of the Agreement.

Whereas, the Board of Trustees of the Trust (the “Board”) has approved new Funds with an effective date of April 29, 2019 and an offering date of June 24, 2019; and a Fund merger, Fund name changes, and fee changes for certain Funds, effective June 24, 2019, as outlined below (collectively, the “Fund Changes”):

New Funds

1)	JNL/AQR Large Cap Defensive Style Fund;
2)	JNL/BlackRock Advantage International Fund;
3)	JNL/DFA International Core Equity Fund;
4)	JNL/RAFI® Fundamental U.S. Small Cap Fund; and
5)	JNL/RAFI® Multi-Factor U.S. Equity Fund.

Fund Merger

1)	JNL/Mellon Capital 10 x 10 Fund to merge into the JNL/Mellon Capital Index 5 Fund.

Fund Name Changes

1)	JNL/Goldman Sachs Core Plus Bond Fund change to JNL/Fidelity Institutional Asset Management® Total Bond Fund (in connection with an investment sub-adviser replacement, as approved by the Board);
2)	JNL/AB Dynamic Asset Allocation Fund change to JNL/JPMorgan Global Allocation Fund (in connection with an investment sub-adviser replacement, as approved by the Board);
3)	JNL/Franklin Templeton Founding Strategy Fund change to JNL/Franklin Templeton Growth Allocation Fund (in connection with an investment sub-adviser appointment, as approved by the Board);
4)	JNL/Mellon Capital European 30 Fund change to JNL/RAFI® Fundamental Europe Fund;
5)	JNL/Mellon Capital Pacific Rim 30 Fund change to JNL/RAFI® Fundamental Asia Developed Fund;
6)	JNL/Mellon Capital Index 5 Fund change to JNL/Mellon Index 5 Fund;
7)	JNL/Mellon Capital Bond Index Fund change to JNL/Mellon Bond Index Fund;
8)	JNL/Mellon Capital Emerging Markets Index Fund change to JNL/Mellon Emerging Markets Index Fund;
9)	JNL/Mellon Capital MSCI KLD 400 Social Index Fund change to JNL/Mellon MSCI KLD 400 Social Index Fund;
10)	JNL/Mellon Capital International Index Fund change to JNL/Mellon International Index Fund;
11)	JNL/Mellon Capital S&P 500 Index Fund change to JNL/Mellon S&P 500 Index Fund;
12)	JNL/Mellon Capital S&P 400 MidCap Index Fund change to JNL/Mellon S&P 400 MidCap Index Fund;
13)	JNL/Mellon Capital Small Cap Index Fund change to JNL/Mellon Small Cap Index Fund;
14)	JNL/Mellon Capital Utilities Sector Fund change to JNL/Mellon Utilities Sector Fund;
15)	JNL/Mellon Capital S&P 1500 Growth Index Fund change to JNL/Mellon S&P 1500 Growth Index Fund;
16)	JNL/Mellon Capital S&P 1500 Value Index Fund change to JNL/Mellon S&P 1500 Value Index Fund;

17)	JNL/Mellon Capital Consumer Staples Sector Fund change to JNL/Mellon Consumer Staples Sector Fund;
18)	JNL/Mellon Capital Materials Sector Fund change to JNL/Mellon Materials Sector Fund;
19)	JNL/Mellon Capital Industrials Sector Fund change to JNL/Mellon Industrials Sector Fund; and
20)	JNL/Mellon Capital Real Estate Sector Fund change to JNL/Mellon Real Estate Sector Fund.

Fee Changes

1)	JNL/AB Dynamic Asset Allocation Fund, which will be the JNL/JPMorgan Global Allocation Fund, pursuant to the fund name change outlined above;
2)	JNL/Franklin Templeton Founding Strategy Fund, which will be the JNL/Franklin Templeton Growth Allocation Fund, pursuant to the fund name change outlined above;
3)	JNL/Goldman Sachs Core Plus Bond Fund, which will be the JNL/Fidelity Institutional Asset Management® Total Bond Fund, pursuant to the fund name change outlined above;
4)	JNL/Mellon Capital European 30 Fund, which will be the JNL/RAFI® Fundamental Europe Fund, pursuant to the fund name change outlined above; and
5)	JNL/Mellon Capital Pacific Rim 30 Fund, which will be the JNL/RAFI® Fundamental Asia Developed Fund, pursuant to the fund name change outlined above.

Whereas, pursuant to Board approval of the Fund Changes, as outlined above, the Parties have agreed to amend the Agreement, effective June 24, 2019, to update the list of Funds to add the new Funds, to remove the merged Fund, and to update the Fund names in Schedule A and Schedule B; and to update certain advisory fees for certain Funds, as outlined above, in Schedule B.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated June 24, 2019, attached hereto.

2)	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated June 24, 2019, attached hereto.

3)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment, upon the terms and conditions hereof, and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

4)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Adviser and the Trust have caused this Amendment to be executed, effective June 24, 2019.

JNL Series Trust		Jackson National Asset Management, LLC

By:	/s/ Kristen K. Leeman	By:	/s/ Mark D. Nerud
Name:	Kristen K. Leeman	Name:	Mark D. Nerud
Title:	Assistant Secretary	Title:	President and CEO

Schedule A

Dated June 24, 2019

(List of Funds)

Funds

JNL/American Funds Balanced Fund
JNL/American Funds Blue Chip Income and Growth Fund
JNL/American Funds Capital Income Builder Fund
JNL/American Funds Global Bond Fund
JNL/American Funds Global Small Capitalization Fund
JNL/American Funds Growth-Income Fund
JNL/American Funds International Fund
JNL/American Funds New World Fund
JNL Aggressive Growth Allocation Fund
JNL Growth Allocation Fund
JNL Moderate Growth Allocation Fund
JNL Institutional Alt 25 Fund
JNL Institutional Alt 50 Fund
JNL Multi-Manager Alternative Fund
JNL Multi-Manager International Small Cap Fund
JNL Multi-Manager Mid Cap Fund
JNL Multi-Manager Small Cap Growth Fund
JNL Multi-Manager Small Cap Value Fund
JNL/American Funds Growth Allocation Fund
JNL/American Funds Moderate Growth Allocation Fund
JNL/AQR Large Cap Defensive Style Fund
JNL/AQR Large Cap Relaxed Constraint Equity Fund
JNL/AQR Managed Futures Strategy Fund
JNL/BlackRock Advantage International Fund
JNL/BlackRock Global Allocation Fund
JNL/BlackRock Global Natural Resources Fund
JNL/BlackRock Large Cap Select Growth Fund
JNL/Boston Partners Global Long Short Equity Fund
JNL/Causeway International Value Select Fund
JNL/ClearBridge Large Cap Growth Fund
JNL/Crescent High Income Fund

A-1

Funds

JNL/DFA Growth Allocation Fund
JNL/DFA Moderate Growth Allocation Fund
JNL/DFA International Core Equity Fund
JNL/DFA U.S. Core Equity Fund
JNL/DoubleLine® Core Fixed Income Fund
JNL/DoubleLine® Emerging Markets Fixed Income Fund
JNL/DoubleLine® Shiller Enhanced CAPE® Fund
JNL/Fidelity Institutional Asset Management® Total Bond Fund
JNL/First State Global Infrastructure Fund
JNL/FPA + DoubleLine® Flexible Allocation Fund
JNL/Franklin Templeton Global Fund
JNL/Franklin Templeton Global Multisector Bond Fund
JNL/Franklin Templeton Growth Allocation Fund
JNL/Franklin Templeton Income Fund
JNL/Franklin Templeton International Small Cap Fund
JNL/Franklin Templeton Mutual Shares Fund
JNL/Goldman Sachs Emerging Markets Debt Fund
JNL/GQG Emerging Markets Equity Fund
JNL/Harris Oakmark Global Equity Fund
JNL/Heitman U.S. Focused Real Estate Fund
JNL/Invesco China-India Fund
JNL/Invesco Diversified Dividend Fund
JNL/Invesco Global Real Estate Fund
JNL/Invesco International Growth Fund
JNL/Invesco Small Cap Growth Fund
JNL/JPMorgan Global Allocation Fund
JNL/JPMorgan Hedged Equity Fund
JNL/JPMorgan MidCap Growth Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund
JNL/Lazard Emerging Markets Fund
JNL/Loomis Sayles Global Growth Fund
JNL/Mellon Bond Index Fund
JNL/Mellon Consumer Staples Sector Fund

A-2

Funds

JNL/Mellon Emerging Markets Index Fund
JNL/Mellon Index 5 Fund
JNL/Mellon Industrials Sector Fund
JNL/Mellon International Index Fund
JNL/Mellon Materials Sector Fund
JNL/Mellon MSCI KLD 400 Social Index Fund
JNL/Mellon Real Estate Sector Fund
JNL/Mellon S&P 400 MidCap Index Fund
JNL/Mellon S&P 500 Index Fund
JNL S&P 500 Index Fund
JNL/Mellon S&P 1500 Growth Index Fund
JNL/Mellon S&P 1500 Value Index Fund
JNL/Mellon Small Cap Index Fund
JNL/Mellon Utilities Sector Fund
JNL/Morningstar Wide Moat Index Fund
JNL/MFS Mid Cap Value Fund
JNL/Neuberger Berman Strategic Income Fund
JNL/Oppenheimer Emerging Markets Innovator Fund
JNL/Oppenheimer Global Growth Fund
JNL/PIMCO Income Fund
JNL/PIMCO Real Return Fund
JNL/PPM America Floating Rate Income Fund
JNL/PPM America High Yield Bond Fund
JNL/PPM America Mid Cap Value Fund
JNL/PPM America Small Cap Value Fund
JNL/PPM America Total Return Fund
JNL/PPM America Value Equity Fund
JNL/RAFI® Fundamental Asia Developed Fund
JNL/RAFI® Fundamental Europe Fund
JNL/RAFI® Fundamental U.S. Small Cap Fund
JNL/RAFI® Multi-Factor U.S. Equity Fund
JNL/Scout Unconstrained Bond Fund
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Managed Volatility Balanced Fund

A-3

Funds

JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Short-Term Bond Fund
JNL/T. Rowe Price Value Fund
JNL/Westchester Capital Event Driven Fund
JNL/WMC Balanced Fund
JNL/WMC Government Money Market Fund
JNL/WMC Value Fund
JNL/S&P 4 Fund
JNL/S&P Competitive Advantage Fund
JNL/S&P Dividend Income & Growth Fund
JNL/S&P International 5 Fund
JNL/S&P Intrinsic Value Fund
JNL/S&P Managed Aggressive Growth Fund
JNL/S&P Managed Conservative Fund
JNL/S&P Managed Growth Fund
JNL/S&P Managed Moderate Fund
JNL/S&P Managed Moderate Growth Fund
JNL/S&P Mid 3 Fund
JNL/S&P Total Yield Fund
JNL/Vanguard Capital Growth Fund
JNL/Vanguard Equity Income Fund
JNL/Vanguard Global Bond Market Index Fund
JNL/Vanguard Growth ETF Allocation Fund
JNL/Vanguard International Fund
JNL/Vanguard International Stock Market Index Fund
JNL/Vanguard Moderate ETF Allocation Fund
JNL/Vanguard Moderate Growth ETF Allocation Fund
JNL/Vanguard Small Company Growth Fund
JNL/Vanguard U.S. Stock Market Index Fund

A-4

Schedule B

Dated June 24, 2019

(Compensation)

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/American Funds Balanced Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.550% .500% .490% .480%
JNL/American Funds Capital Income Builder Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.525% .500% .490% .480%
JNL/American Funds Blue Chip Income and Growth Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .550% .540% .530%
JNL/American Funds Global Bond Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .550% .540% .530%
JNL/American Funds Global Small Capitalization Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.650% .600% .590% .580%
JNL/American Funds Growth-Income Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .550% .540% .530%
JNL/American Funds International Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.750% .700% .690% .680%
JNL/American Funds New World Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.950% .900% .890% .880%
JNL Aggressive Growth Allocation Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%
JNL Growth Allocation Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .08% .075% .070%
JNL Moderate Growth Allocation Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%
JNL Institutional Alt 25 Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.150% .100% .095% .090%

B-1

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL Institutional Alt 50 Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over 5 billion	.150% .100% .095% .090%
JNL Multi-Manager Alternative Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	1.200% 1.100% 1.090% 1.080%
JNL Multi-Manager International Small Cap Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.750% .725% .715% .705%
JNL Multi-Manager Mid Cap Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.650% .625% .600% .590% .580%
JNL Multi-Manager Small Cap Growth Fund	$0 to $100 million $100 million to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.650% .600% .550% .540% .530%
JNL Multi-Manager Small Cap Value Fund	$0 to $200 million $200 million to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.750% .670% .650% .640% .630%
JNL/American Funds Growth Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/American Funds Moderate Growth Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/AQR Large Cap Defensive Style Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.400% .370% .360% .350%
JNL/AQR Large Cap Relaxed Constraint Equity Fund	$0 to $300 million $300 million to $3 billion $3 billion to $5 billion Over $5 billion	.700% .650% .640% .630%
JNL/AQR Managed Futures Strategy Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.850% .800% .750% .740% .730%
JNL/BlackRock Advantage International Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.550% .525% .500% .490%

B-2

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/BlackRock Global Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.650% .590% .550% .540%
JNL/BlackRock Global Natural Resources Fund	$0 to $300 million $300 million to $ 1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .500% .490% .480% .470%
JNL/BlackRock Large Cap Select Growth Fund	$0 to $150 million $150 million to $500 million $500 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.600% .550% .500% .450% .440% .430%
JNL/Boston Partners Global Long Short Equity Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	1.100% 1.050% 1.000% 0.990% 0.980%
JNL/Causeway International Value Select Fund	$0 to $500 million $500 million to $2 billion $2 billion to $5 billion Over $5 billion	.550% .500% .470% .460%
JNL/ClearBridge Large Cap Growth Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.500% .450% .440% .430%
JNL/Crescent High Income Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.550% .500% .490% .480%
JNL/DFA Growth Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/DFA Moderate Growth Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/DFA International Core Equity Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.525% .500% .490% .480%
JNL/DFA U.S. Core Equity Fund	$0 to $3 billion $3 billion to $5 billion Over $5 billion	.400% .390% .380%
JNL/DoubleLine® Core Fixed Income Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.390% .360% .350% .340%

B-3

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/DoubleLine® Emerging Markets Fixed Income Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.650% .600% .590% .580%
JNL/DoubleLine® Shiller Enhanced CAPE® Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over 5 billion	.600% .575% .550% .540% .530%
JNL/Fidelity Institutional Asset Management® Total Bond Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.400% .380% .350% .340% .330%
JNL/First State Global Infrastructure Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over 5 billion	.700% .690% .630% .620% .610%
JNL/FPA + DoubleLine® Flexible Allocation Fund	$0 to $1 billion $1 billion to $2 billion $2 billion to $3 billion $3 billion to $5 billion Over $5 billion	.675% .650% .600% .590% .580%
JNL/Franklin Templeton Growth Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.550% .530% .520% .510%
JNL/Franklin Templeton Global Fund	$0 to $300 million $300 million to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.650% .550% .500% .490% .480%
JNL/Franklin Templeton Global Multisector Bond Fund	$0 to $1 billion $1 billion to $2 billion $2 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .500% .475% .465% .455%
JNL/Franklin Templeton Income Fund	$0 to $100 million $100 million to $200 million $200 million to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.700% .650% .550% .500% .490% .480%
JNL/Franklin Templeton International Small Cap Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.800% .750% .700% .690% .680%
JNL/Franklin Templeton Mutual Shares Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.620% .570% .560% .550% .540%

B-4

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/Goldman Sachs Emerging Markets Debt Fund	$0 to $200 million $200 million to $400 million $400 million to $3 billion $3 billion to $5 billion Over $5 billion	.625% .600% .575% .565% .555%
JNL/GQG Emerging Markets Equity Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.900% .875% .850% .840%
JNL/Harris Oakmark Global Equity Fund	$0 to $250 million $250 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.750% .700% .670% .640% .630%
JNL/Heitman U.S. Focused Real Estate Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.650% .600% .590% .580%
JNL/Invesco China-India Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.750% .725% .700% .690% .680%
JNL/Invesco Diversified Dividend Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.525% .500% .490% .480%
JNL/Invesco Global Real Estate Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .570% .560% .550%
JNL/Invesco International Growth Fund	$0 to $500 million $500 million to $2 billion $2 billion to $3 billion $3 billion to $5 billion Over $5 billion	.550% .500% .480% .470% .460%
JNL/Invesco Small Cap Growth Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.675% .630% .620% .610%
JNL/JPMorgan Global Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .590% .550% .540%
JNL/JPMorgan Hedged Equity Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.500% .450% .440% .430%

B-5

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/JPMorgan MidCap Growth Fund	$0 to $250 million $250 million to $750 million $750 million to $1.5 billion $1.5 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .550% .500% .450% .440% .430%
JNL/JPMorgan U.S. Government & Quality Bond Fund	$0 to $150 million $150 million to $300 million $300 million to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.400% .350% .300% .250% .240% .230%
JNL/Lazard Emerging Markets Fund	$0 to $250 million $250 million to $3 billion $3 billion to $5 billion Over $5 billion	.800% .750% .740% .730%
JNL/Loomis Sayles Global Growth Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.550% .500% .490% .480%
JNL/Mellon Bond Index Fund	$0 to $500 million $500 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.180% .150% .140% .130% .120%
JNL/Mellon Consumer Staples Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%
JNL/Mellon Emerging Markets Index Fund	$0 to $500 million $500 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.300% .250% .200% .190% .180%
JNL/Mellon Index 5 Fund	All assets	0%
JNL/Mellon Industrials Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%
JNL/Mellon International Index Fund	$0 to $500 million $500 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.200% .150% .140% .130% .120%
JNL/Mellon Materials Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%

B-6

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/Mellon MSCI KLD 400 Social Index Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.250% .200% .190% .180%
JNL/Mellon Real Estate Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%
JNL/Mellon S&P 400 MidCap Index Fund	$0 to $500 million $500 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.190% .140% .130% .120% .110%
JNL/Mellon S&P 500 Index Fund	$0 to $500 million $500 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.170% .130% .120% .110% .090%
JNL S&P 500 Index Fund	$0-$1 billion $1 billion to $3 billion $3 to $5 billion Over $5 billion	0.20% 0.175% 0.165% 0.155%
JNL/Mellon S&P 1500 Growth Index Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/Mellon S&P 1500 Value Index Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/Mellon Small Cap Index Fund	$0 to $500 million $500 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.190% .140% .130% .120% .110%
JNL/Mellon Utilities Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%
JNL/Morningstar Wide Moat Index Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/MFS Mid Cap Value Fund	$0 to $100 million $100 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .550% .540% .530% .520%

B-7

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/Neuberger Berman Strategic Income Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.500% .450% .400% .390% .380%
JNL/Oppenheimer Emerging Markets Innovator Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	1.00% .950% .900% .890% .880%
JNL/Oppenheimer Global Growth Fund	$0 to $3 billion $3 billion to $5 billion Over $5 billion	.500% .490% .480%
JNL/PIMCO Income Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.500% .450% .440% .430%
JNL/PIMCO Real Return Fund	$0 to $1 billion $1 billion to $2 billion $2 billion to $3 billion $3 billion to $5 billion Over $5 billion	.390% .375% .365% .355% .345%
JNL/PPM America Floating Rate Income Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.500% .450% .425% .415% .405%
JNL/PPM America High Yield Bond Fund	$0 to $150 million $150 million to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.400% .350% .325% .315% .305%
JNL/PPM America Mid Cap Value Fund	$0 to $150 million $150 million to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.650% .550% .500% .475% .465% .455%
JNL/PPM America Small Cap Value Fund	$0 to $150 million $150 million to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.650% .550% .500% .475% .465% .455%
JNL/PPM America Total Return Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.400% .350% .340% .330%
JNL/PPM America Value Equity Fund	$0 to $300 million $300 million to $ 1 billion $1 billion to $3 billion $3 billion to $5 billion Over 5 billion	.450% .400% .390% .380% .370%

B-8

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/RAFI® Fundamental Asia Developed Fund	$0 to $100 million $100 million to $3 billion $3 billion to $5 billion Over $5 billion	.210% .180% .170% .160%
JNL/RAFI® Fundamental Europe Fund	$0 to 100 million $100 million to $3 billion $3 billion to $5 billion Over $5 billion	.210% .180% .170% .160%
JNL/RAFI® Fundamental U.S. Small Cap Fund	$0 to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.180% .170% .160% .150%
JNL/RAFI® Multi-Factor U.S. Equity Fund	$0 to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.180% .170% .160% .150%
JNL/Scout Unconstrained Bond Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.550% .500% .490% .480%
JNL/T. Rowe Price Established Growth Fund	$0 to $150 million $150 million to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.550% .500% .450% .440% .430% .420%
JNL/T. Rowe Price Managed Volatility Balanced Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.550% .500% .490% .480%
JNL/T. Rowe Price Mid-Cap Growth Fund	$0 to $150 million $150 million to $3 billion $3 billion to $5 billion Over $5 billion	.650% .600% .590% .580%
JNL/T. Rowe Price Short-Term Bond Fund	$0 to $250 million $250 million to $1.5 billion $1.5 billion to $3 billion $3 billion to $5 billion Over $5 billion	.350% .300% .275% .265% .255%
JNL/T. Rowe Price Value Fund	$0 to $150 million $150 million to $1 billion $1 billion to $3 billion Over $3 billion	.550% .480% .470% .460%
JNL/Westchester Capital Event Driven Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	1.050% .900% .890% .880%

B-9

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/WMC Balanced Fund	$0 to $50 million $50 million to $150 million $150 million to $300 million $300 million to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.450% .400% .375% .350% .325% .315% .305%
JNL/WMC Government Money Market Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.180% .150% .140% .130%
JNL/WMC Value Fund	$0 to $300 million $300 million to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.450% .400% .350% .340% .330%
JNL/S&P 4 Fund	All Assets	0%
JNL/S&P Competitive Advantage Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.300% .250% .240% .230%
JNL/S&P Dividend Income & Growth Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.300% .250% .240% .230%
JNL/S&P International 5 Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.300% .250% .240% .230%
JNL/S&P Intrinsic Value Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.300% .250% .240% .230%
JNL/S&P Managed Aggressive Growth Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%
JNL/S&P Managed Conservative Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%
JNL/S&P Managed Growth Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%
JNL/S&P Managed Moderate Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%

B-10

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/S&P Managed Moderate Growth Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%
JNL/S&P Mid 3 Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.300% .250% .240% .230%
JNL/S&P Total Yield Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.300% .250% .240% .230%
JNL/Vanguard Capital Growth Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.525% .500% .490% .480%
JNL/Vanguard Equity Income Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.525% .500% .490% .480%
JNL/Vanguard Global Bond Market Index Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/Vanguard Growth ETF Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/Vanguard International Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.675% .650% .640% .630%
JNL/Vanguard International Stock Market Index Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/Vanguard Moderate ETF Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/Vanguard Moderate Growth ETF Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/Vanguard Small Company Growth Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.625% .600% .590% .580%
JNL/Vanguard U.S. Stock Market Index Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%

B-11